PROCESS DEVELOPMENT AGREEMENT

THIS PROCESS DEVELOPMENT AGREEMENT (this “Agreement”) is entered into as of the 3rd day of May, 2006 (“Effective Date”), by and between Genentech, Inc., a Delaware corporation with an office at 1 DNA Way, South San Francisco, California 94080-4990 (“Genentech”), and ImmunoGen, Inc., a Massachusetts corporation with corporate headquarters at 128 Sidney Street, Cambridge, MA 02139 (“ImmunoGen”). In this Agreement, Genentech and ImmunoGen each may be referred to individually as a “Party” and together as the “Parties.”

BACKGROUND

A. Genentech and ImmunoGen are parties to the following agreements: that certain License Agreement dated as of May 2, 2000, and amendments thereto (the “License Agreement”); that certain Heads of Agreement, dated as of May 2, 2000, as amended (as so amended, the “Heads of Agreement”); that certain Process Development Heads of Agreement, dated as of June 29, 2001, and amendments thereto, including that certain Amendment No.1 dated November 15, 2002 (the “PD Heads of Agreement”); that certain Manufacturing and Supply Agreement dated as of January 11, 2005, and amendments thereto (the “Clinical Supply Agreement”); that certain Development Agreement dated as of June 1, 2004, and amendments thereto (the “Development Agreement”); and the Quality Services Agreement dated as of June 30, 2005 (the “Quality Services Agreement”) (the License Agreement, the Heads of Agreement, the PD Heads of Agreement, the Clinical Supply Agreement, the Development Agreement and the Quality Services Agreement, collectively the “Existing Agreements”).

B. ImmunoGen will develop a commercial-scale process for manufacturing the HER2 ADC, and Genentech will assist and compensate ImmunoGen, all as set forth in this Agreement.

AGREEMENT

In consideration of the mutual promises and covenants hereinafter set forth herein, and other consideration, the Parties agree as follows:

1.  Defined Terms. The following capitalized terms used in this Agreement have the meanings indicated below:

1.1  “Conjugation Process” means a commercial-scale and commercial-grade process for manufacturing HER2 ADC by conjugating its component parts, which is to be developed under this Agreement.

1.2  “Dedicated Equipment” means the capital equipment identified on the Project Document as “Dedicated Equipment”.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

1.3  “Genentech Materials” means (i) a proprietary Genentech anti-HER2 antibody identified on the Project Document, and (ii) any other items identified on the Project Document as “Genentech Materials” or delivered by Genentech under Section 2.6.

1.4  “HER2 ADC” means a pharmaceutical product consisting of the following, in the form of a conjugate: (i) a proprietary Genentech anti-HER2 antibody referred to as trastuzumab, (ii[***] [***] (a linker moiety referred to as [***]), and (iii) a cytotoxic maytansinoid compound referred to as DM1.

1.5  “Project Document” means the attachments or appendices to this Agreement, which describe the Services, set forth the Requirements, and include other information, terms and conditions relevant to performance of the Services, as those attachments or appendices may be amended and updated under Section 2.1.

1.6  “Project Materials” means any materials - other than Genentech Materials - used for manufacturing an HER2 ADC and otherwise performing the Services, including SMCC and DM1.

1.7  “Requirements” means any specifications or requirements for any of the following: the Dedicated Equipment, the Genentech Materials, the Project Materials, the Services, or the Conjugation Process.

1.8  “Services” means the process development work to be performed by ImmunoGen under this Agreement, as further described on the Project Document, including delivery of the documents embodying the Conjugation Process.

2.  Services.

2.1  Project Document. The Project Document is intended to describe the Services and any other relevant terms and conditions for performance of the Services under this Agreement. The Project Document attached to this Agreement as of the Effective Date is preliminary; the Parties shall work in good faith to update and expand that preliminary Project Document, consistent with the preliminary Project Document and the terms and conditions of this Agreement, so that a final Project Document is complete within [***] ([***]) days after the Effective Date. The preliminary Project Document is incorporated into and forms an integral part of this Agreement; updated or amended Project Documents will become part of this Agreement upon execution by both Parties. In the event of a conflict between the terms in the main body of this Agreement and any terms of the Project Document, the main body of this Agreement controls.

2.2  Performance of Services.  ImmunoGen shall use commercially reasonable efforts to perform the Services in accordance with this Agreement, the Project Document and the Requirements. Without limiting the foregoing, ImmunoGen shall (i) make available facilities, utilities, equipment and computerized systems that are adequate to perform the Services in accordance with the Project Document; and (ii) provide an adequate number of personnel to perform the Services, all of whom have appropriate education, training and experience to do so. At Genentech’s request, ImmunoGen shall provide [***] or [***] for [***] [***] to [***] the Services. ImmunoGen is responsible for procuring any and all Project Materials, for ensuring that such Project Materials are suitable for the intended purposes, and for inspecting, testing, as appropriate, storing and maintaining Project Materials. Other than payment of fees under Section 3.1 and Section 3.2 and reimbursement of certain out-of-pocket costs under Section 3.3, ImmunoGen is responsible for all costs and expenses incurred in providing the Services.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.3  Schedule and Adjustments. ImmunoGen shall use commercially reasonable efforts to perform the Services on the schedule set forth in Section 3.2 and the Project Document, including timely completion of milestones. The schedule and milestones are material to Genentech, as is meeting the Requirements for the Conjugation Process. If there are any proposed changes to ImmunoGen’s personnel, facilities, utilities or equipment that are reasonably likely to affect the quality or timing of its performance of the Services, ImmunoGen shall promptly notify Genentech in writing of such proposed changes. If Genentech reasonably determines that any such proposed changes are likely to materially affect its development and/or commercialization of the HER2 ADC, the implementation of those changes will be subject to Genentech’s approval. If any delay in completing the Services is due to Genentech’s failure to perform its obligations under this Agreement, including but not limited to delay in providing Genentech Materials under Section 2.6, then the schedule (including the milestones in Section 3.2) will be adjusted accordingly to reasonably account for Genentech’s delay, after discussion and mutual agreement of the Parties. The schedule also will be adjusted to account for any delay caused by unavoidable delay in obtaining the [***] [***] [***] [***] to perform the Services; ImmunoGen shall use all reasonable efforts to avoid that delay and to mitigate the effect of that delay on meeting the schedule.

2.4  Project Management and Genentech Assistance. Each Party shall appoint designees to coordinate activities as appropriate. Those designees will meet on a weekly basis (more or less frequently if mutually agreed) to assess the progress of the Services. Decisions by those designees are not binding except to the extent consistent with the Project Document or agreed in writing by the Parties. Genentech shall provide ImmunoGen with guidance, information and assistance as reasonably necessary for ImmunoGen to perform the Services, and shall use reasonable efforts to perform any obligations under any Project Document related to such guidance and assistance.

2.5  Modifications of Services, Requirements or Project Document. If Genentech reasonably determines that modifications to the Services or any Requirements are necessary, Genentech shall communicate those modifications in writing to ImmunoGen. If ImmunoGen believes that any requested modifications are a material change to the Services or the Requirements, then ImmunoGen shall so inform Genentech, and shall include (i) an estimate of the length of any delay in the schedule, and/or (ii) an estimate of any revisions to the fees or costs. In any event, (a) ImmunoGen shall use commercially reasonable efforts to assist Genentech in implementing such modifications, (b) the Parties shall update the schedule in the Project Document (including the milestones), and (c) the Parties shall mutually agree on the fees and/or costs required to implement those modifications. Genentech shall be responsible for payment of all such agreed fees and/or costs, as reflected in the updated schedule in accordance with this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.6  Genentech Materials.

(a)  Procurement: Genentech shall deliver to ImmunoGen, at its own expense, the Genentech Materials in the form and amounts identified on the Project Document, unless the Project Document states that ImmunoGen is responsible for procurement. For any Genentech Materials to be procured by ImmunoGen, ImmunoGen shall procure those Genentech Materials in the form and in amounts identified on the Project Document and Genentech shall reimburse ImmunoGen under Section 3.3 or as set forth in the Project Document. Regardless of the Party responsible for procurement, ImmunoGen shall inspect the Genentech Materials (including by performing standard assays and other assays reasonably requested by Genentech in writing) to determine whether Genentech Materials comply with the applicable Requirements (or the written description of those Genentech Materials if no Requirements are stated), and shall inform Genentech of the results of that inspection. Genentech reserves the right to perform its own inspection or testing of the Genentech Materials. In either case, if Genentech determines that the Genentech Materials are not conforming, then:

(1)  If procurement is ImmunoGen’s responsibility, then as ImmunoGen’s entire liability and Genentech’s sole remedy for provision of non-conforming Genentech Materials, ImmunoGen shall procure replacement Genentech Materials, subject to the same cost reimbursement as in the Project Document; or

(2)  If procurement is Genentech’s responsibility, then as Genentech’s entire liability and ImmunoGen’s sole remedy for provision of non-conforming Genentech Materials, (i) Genentech shall provide new or replacement Genentech Materials or, if that is not possible, then suggest an alternative and pay any additional costs for ImmunoGen to procure the alternative, and (ii) the Parties shall, as soon as practicable, agree to an adjusted schedule as necessary to account for any delay caused by non-conforming Genentech Materials.

(b)  Handling of Genentech Materials: ImmunoGen shall handle Genentech Materials in accordance with the following: (i) any labeling or documentation included with those Genentech Materials, (ii) any written instructions provided by Genentech, and (iii) reasonable handling procedures comparable to those ImmunoGen employs for similar materials. ImmunoGen may use Genentech Materials only for the Services and in accordance with any other restrictions set forth in the relevant Project Document. ImmunoGen may not transfer Genentech Materials to any third parties, including authorized subcontractors, unless it first obtains written permission from Genentech. ImmunoGen shall not chemically or biologically modify the Genentech Materials or use the Genentech Materials in connection with the development of any derivatives of the Genentech Materials, except as contemplated in the Project Document or except to the extent ImmunoGen receives written permission from Genentech. Any information describing or characterizing the Genentech Materials is Genentech’s Confidential Information.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

2.7  Dedicated Equipment.

(a)  Selection and Procurement: ImmunoGen shall select and procure the Dedicated Equipment. ImmunoGen shall use commercially reasonable efforts to ensure that the Dedicated Equipment conforms to the applicable Requirements, will work in its facility and is otherwise suitable for the intended purposes.

(b)  Use of Dedicated Equipment: ImmunoGen may use the Dedicated Equipment only for performing its obligations under this Agreement. ImmunoGen shall use the Dedicated Equipment only in accordance with any written instructions prescribed by Genentech or the manufacturer of the Dedicated Equipment, and shall perform such routine maintenance for the Dedicated Equipment as is required by such written instructions at no additional charge to Genentech. Except in connection with such routine maintenance or as directed in writing by Genentech, ImmunoGen shall not make any alterations, additions or improvements to the Dedicated Equipment. All alterations, additions or improvements so approved will be at Genentech’s sole cost and expense and will be the property of Genentech.

(c)  Ownership and Risk of Loss; Disposition of Equipment: Genentech owns and shall continue to own all right, title and interest in and to any Dedicated Equipment. ImmunoGen assumes any risk of loss, damage, theft or destruction of the Dedicated Equipment while that Dedicated Equipment is in ImmunoGen’s possession or on ImmunoGen’s premises. Dedicated Equipment returned to Genentech must be returned in its original condition, reasonable wear and tear excepted. ImmunoGen shall [***] for all [***] to Dedicated Equipment that is [***] by ImmunoGen’s [***] or [***]. Upon termination or expiration of this Agreement, Genentech shall have the right to reclaim possession of such Dedicated Equipment at its expense upon reasonable notice and ImmunoGen shall reasonably cooperate with Genentech to return such Dedicated Equipment to Genentech in accordance with Genentech’s instructions.

3.  Compensation.

3.1  Services Fees; Excluded Items.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(a)  Services Fees. Genentech shall pay to ImmunoGen fees, based on hours worked by ImmunoGen employees performing the Services, at a rate of $[***] per hour (the “Services Fees”). ImmunoGen shall [***] and [***] the [***] [***] based on [***] [***] [***] using an [***] [***] [***] and [***] of [***] in a [***] [***] by the [***] of [***] [***] to the Services.

(b)  Maximum Amounts. Genentech has no obligation to pay ImmunoGen for Services Fees that, in any given month, exceed the estimated cumulative Services Fees up to and including that month by more than [***] percent ([***]%), unless the Parties have agreed, in writing, to increase the Services Fees and that increase was agreed prior to Services Fees being incurred. Estimated Services Fees will be set forth in the Project Document (Exhibit A), and ImmunoGen shall notify Genentech promptly in the event that ImmunoGen reasonably estimates that the estimated Services Fees incurred by it through a given month will exceed those cumulative estimates.

(c)  Excluded Items. Consistent with Section 2.6, Section 2.7, and Section 3.3, the transfer price for DM1 and the cost of Dedicated Equipment purchased by ImmunoGen are not included in the Services Fees described in this Section 3.1.

3.2  Milestone-Based Fees. Genentech shall pay ImmunoGen milestone-based fees upon mutual agreement that the associated milestones have been met within the time indicated. Milestones and associated milestone fees are set forth in the table below, although the schedule underlying the milestones may be adjusted as described in Section 2.5. The Parties acknowledge and agree that (a) each such milestone payment is not contingent upon completion of any other subsequent milestone or deliverable, and (b) if ImmunoGen fails to achieve a milestone and such failure is attributable to a delay caused by Genentech, all milestone dates that occur on and after the date of such delay shall be extended as described in Section 2.3. ImmunoGen shall provide Genentech with prompt written notice upon its achievement of each of the milestones set forth in this Section 3.2. In the event that Genentech reasonably disagrees with the achievement of any such milestone, it shall so notify ImmunoGen in writing within [***] ([***]) days. Within [***] ([***]) business days of any such notice by Genentech, the Parties shall use reasonable efforts to resolve the dispute. Any dispute that is not resolved within such [***] ([***]) business day period shall be submitted for resolution under Section 9.6.

Milestone Activity	Deliverables	Timing (T=Effective Date)*	Payment
[***] [***]	Per Project Document	[***]: T+[***] [***]: T+[***]	[***]$[***] if the [***] [***] is [***], and $[***] [***] [***] if the [***] [***] is [***]
[***] of [***] [***]	Per Project Document	[***]: T+[***] [***]	$150,000 if the[***]is [***]
[***] [***]/ [***]	Per Project Document	[***]: T+[***]: T+[***]	$[***] if the [***] [***] is [***]and [***]$[***] [***]if the [***]is [***]
[***] [***]	Per Project Document	Per Project Document	$[***]

*The exact timing for each milestone is subject to the preparation of the final Project Document; however, the Project Document must reflect the relative timing (i.e., the amount of time from “T”) in the above table.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

3.3  Cost Reimbursement. Genentech shall reimburse ImmunoGen for any DM1 consumed in performance of the Services based on [***] [***] cost of such DM1,[***]which will be included in the final Project Document, along with the amount expected to be consumed. Genentech has no obligation to reimburse ImmunoGen for amounts in excess of that expected amount unless mutually agreed in writing. Genentech also is responsible for the direct and actual cost of any Genentech Materials to be procured directly by ImmunoGen (if any) and for the Dedicated Equipment (including shipping), with those Genentech Materials and the method of compensating ImmunoGen to be set forth in the Project Document (whether providing the Dedicated Equipment directly to ImmunoGen, advancing ImmunoGen the amounts to purchase the Dedicated Equipment, or reimbursing ImmunoGen its actual out-of-pocket costs for the Dedicated Equipment).

3.4  Invoices and Payment Terms. ImmunoGen shall generate invoices for all fees and cost reimbursements. Invoices for Services Fees and for cost reimbursements must be generated monthly and provided to Genentech promptly after the end of the month in which the fees were incurred; invoices for milestone-based fees may be generated any time after completion of the milestone (as completion is determined under the Project Document and Section 3.2). Invoices for cost reimbursement must include appropriate documentation of costs incurred; invoices for Services Fees must detail the [***] [***] Services and the number of hours spent in performing Services, as calculated in accordance with Section 3.1, during the month for which the invoice applies; and invoices for milestone-based fees must identify the milestone completed. Genentech shall pay [***] invoices within [***] ([***]) days after receipt of each invoice or a facsimile copy of each invoice. Receipt or acceptance by Genentech of any invoices under this Agreement does not and will not preclude Genentech from questioning the correctness of the underlying information at a later date, or from exercising its rights under Section 3.5. If any [***] inconsistencies or mistakes are discovered in an invoice, the Parties shall make immediate adjustment, by reimbursement or credit, as applicable. Invoices that remain unpaid more than [***] ([***]) days beyond the scheduled payment due date may be subject to an interest charge equal to one percent (1%) per month (twelve percent (12%) per annum), calculated from the scheduled payment due date forward; provided that in no event shall such annual rate exceed the maximum interest rate permitted by law in regard to such payments. Such payments when made shall be accompanied by all interest so accrued. All payments shall be made by wire transfer of immediately available funds to the following account:

[***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

ABA (routing): [***]
F/C Client Funds # [***]
Account: [***]
Account Title: ImmunoGen, Inc.

3.5  Records Maintenance. ImmunoGen shall maintain all records and accounts pertaining to the Services under this Agreement for a period of at least [***] ([***]) years from the date of final payment for the Services, or longer if required by law. At the request of Genentech, upon at least [***] ([***]) business days’ prior written notice, but no more often than once per calendar year, and at its sole expense, ImmunoGen shall permit an independent certified public accountant selected by Genentech and reasonably acceptable to ImmunoGen to inspect (during regular business hours) the relevant records required to be maintained by ImmunoGen under this Section 3.5. To the extent requested by ImmunoGen, the accountant shall enter into a confidentiality agreement with both Parties reasonably acceptable to each.  The results of any such audit shall be made available to both Parties. Genentech agrees to treat the results of any such accountant’s review of ImmunoGen’s records under this Section 3.5 as Confidential Information of ImmunoGen subject to the terms of Section 5.

3.6  Sole Compensation. Genentech has no obligation to pay any amounts not specified in this Agreement (including the Project Document). The fees and costs under Section 3.1, Section 3.2 and Section 3.3 are inclusive of all costs associated with the Services, including time, materials, and indirect and direct overhead (where applicable and authorized to be included in the invoiced amount). The milestone-based fees in Section 3.2 are payable only if the milestones are achieved by ImmunoGen as described in the Project Document, are within the dates indicated (as such dates may be adjusted per Section 2.5), and are accepted by Genentech as described in Section 3.2, all regardless of the level of effort expended by ImmunoGen.

4.  Inventions.

4.1  Definitions. For purposes of this Agreement, the following capitalized terms have the meanings set forth below:

(a)  Project Inventions: “Project Inventions” are inventions, original works of authorship, developments, concepts, know-how, improvements or trade secrets, whether or not patentable, arising out ImmunoGen’s activities in connection with its performance of the Services.

(b)  Project Patents: “Project Patents” are rights in and to U.S. and ex-U.S. patents and patent applications and any patents issuing therefrom, and in and to any reissues, extensions, registrations, continuations, divisions, continuations-in-part, reexaminations, substitutions or renewals thereof, and supplementary protection certificates based on any of the foregoing, all to the extent having a priority date after the Effective Date and claiming Project Inventions.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c)  ImmunoGen Field: “ImmunoGen Field” has the definition set forth in the (amended) License Agreement which for convenience is as follows:

“ImmunoGen Field” means any and all uses other than any use that involves an antibody that binds to an antigen that is subject to an exclusive license from ImmunoGen under, or arising from, the Heads of Agreement or an antigen that is subject to an Exclusive Target Option under the Heads of Agreement, during the period that such exclusive license or Exclusive Target Option remains in effect.

4.2  Disclosure. ImmunoGen shall disclose to Genentech, promptly (but no later than upon each milestone or upon completion of a phase) any and all Project Inventions.

4.3  Project Inventions and Project Patents. All Project Inventions, and any Project Patents, will be jointly owned by Genentech and ImmunoGen. As such, each Party shall retain an undivided one-half interest in and to those Project Inventions and Project Patents, and each Party is free to exploit any Project Invention or Project Patent in any field and for any purpose, without the consent of and without any duty of payment or accounting to the other Party, subject to the following limits and exceptions: (i) ImmunoGen’s use and exploitation of Project Inventions and Project Patents is limited to the ImmunoGen Field; and (ii) Genentech may grant licenses of Project Patents and Project Inventions to third parties only in connection with: (A) the grant of a license to research, develop, manufacture or commercialize any products researched, developed, manufactured or commercialized by Genentech; (B) the grant of a license to a portfolio of rights controlled by Genentech (which, for purposes of clarity shall not include any license grant that covers only the Project Patents or Project Inventions); or (C) solely for the purpose of performing services for Genentech. Where the laws of any jurisdiction would grant one Party a right to require payment, accounting or consent not consistent with the above, that Party hereby waives any such right. Each Party shall execute, acknowledge and deliver further instruments, and undertake other acts, as reasonably necessary and appropriate to implement any of the foregoing.

4.4  Relationship to License Agreement. It is understood that to the extent that Project Inventions and/or Project Patents are covered by the definitions of “Licensed Patent Rights” or “Licensed Technology” under the License Agreement, such Project Inventions and Project Patents shall be included as part of the licenses granted under the License Agreement. This Agreement is not intended to, and the terms of this Agreement will not be deemed to, modify or amend any licenses, terms or definitions in the License Agreement.

4.5  Patent Prosecution, Maintenance and Enforcement. Drafting, prosecution, defense and maintenance of the Project Patents will be handled by outside counsel reasonably acceptable to both Parties. The outside counsel will be instructed to provide copies of all material prosecution documents and correspondence with all patent offices to both ImmunoGen and Genentech, to incorporate to the extent reasonably possible suggestions from both ImmunoGen and Genentech, and to inform each Party of contradictory or potentially contradictory positions. If Genentech and ImmunoGen are unable to reconcile those positions, then [***] will make the final determination. Costs of drafting, prosecution, defense and maintenance will be shared equally. Neither Party may enforce a Project Patent without the consent of the other Party which consent shall not be unreasonably withheld or delayed; costs and proceeds of enforcement will be determined by mutual agreement, but consistent with the relative value each Party receives from those Project Patents in the marketplace. In any event, to the extent doing so would not prejudice or limit a right or privilege either Party may have, the Parties will consult with each other in good faith regarding the best manner in which to proceed in connection with any actual, alleged or threatened infringement of any Project Patents, including actions against any alleged infringer.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.  Confidential Information.

5.1  Definition. For purposes of this Agreement, “Confidential Information” means:

(a)  with respect to both Parties, the terms and conditions of this Agreement (including the Project Document); and

(b)  with respect to Genentech, (i) any proprietary or non-public descriptions or characterizations of the Genentech Materials or of the HER2 ADC, and (ii) any and all information related to any clinical program, any development determinations, any research information, and any other information related to any Genentech Materials, Genentech’s anti-HER2 antibody program, the HER2 ADC, and any other antibody-drug conjugates on which Genentech is working and (iii) the Conjugation Process and any nonpublic descriptions or other non-public and proprietary information about the Conjugation Process (“Conjugation Process Confidential Information”); and

(c)  with respect to ImmunoGen, (i) any proprietary or non-public information in relation to DM1, other maytansinoid compounds or any conjugation processes other than the Conjugation Process (“Process-Related Confidential Information”), and (ii) any scientific, technical or financial information of ImmunoGen disclosed through an audit report prepared pursuant to this Agreement.

(d)  None of the foregoing (a), (b), or (c) will be considered Confidential Information if: (i) as of the date of disclosure, it is known to the receiving Party or its Affiliates, as demonstrated by credible written documentation, other than by virtue of a prior confidential disclosure to such receiving Party or its Affiliates; (ii) as of the date of disclosure it is in the public domain, or it subsequently enters the public domain through no fault of the receiving Party or its Affiliates; (iii) it is obtained by the receiving Party from a Third Party having a lawful right to make disclosure free from any obligation of confidentiality to the disclosing Party; or (iv) it is independently developed by or for the receiving Party without reference to or use of any Confidential Information of the disclosing Party as demonstrated by credible written documentation.

5.2  Obligations of Non-Disclosure and Non-Use. During the term of this Agreement and for a period of [***] ([***]) years after expiration or earlier termination of this Agreement, a Party receiving Confidential Information of the other Party shall, except to the extent authorized under Section 5.3 or in writing by the disclosing Party: (i) hold such Confidential Information in strict trust and confidence and not disclose such Confidential Information to any Third Party without prior written consent of the other Party; and (ii) not use such other Party’s Confidential Information for any purpose except those permitted by this Agreement. Genentech shall have the right to use for internal research and development purposes any Process-Related Confidential Information but shall only have the right to disclose such Process-Related Confidential Information to Third Parties pursuant to Section 5.3 and (b) ImmunoGen shall have the right to use for internal research and development purposes, in the ImmunoGen Field, any Conjugation Process Confidential Information.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

5.3  Authorized Disclosure and Use of Confidential Information.

(a)  Terms of this Agreement: Although the terms of this Agreement are the Confidential Information of both Parties and subject to Section 5.2, such terms may be disclosed to potential collaborators and licensees (including potential co-marketing and co-promotion contractors), research collaborators, employees, third party contractors, and consultants whose tasks are related to performance of this Agreement and to attorneys and accountants retained to represent a Party in connection with transactions related to this Agreement, each of whom prior to disclosure are bound by similar obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Article; provided that the Party disclosing such information to any of the above other than its employees, attorneys and accountants shall use reasonable efforts to obtain the prior written consent of the Party whose information is being disclosed, which consent may be conditioned upon redacting certain terms prior to disclosure.

(b)  Authorized Disclosure and Use of Confidential Information: Each receiving Party may disclose the other Party’s Confidential Information to the extent such disclosure is reasonably necessary in the following instances, and after providing notice of such disclosure to the disclosing Party: (i) filing or prosecuting Project Patents in accordance with Article 4; (ii) regulatory filings related to the HER2 ADC; (iii) prosecuting or defending litigation, provided that the disclosing Party must seek and use reasonable efforts to obtain a protective order or other appropriate confidential treatment; or (iv) where Genentech is the receiving Party, and where Genentech is developing, distributing, marketing or commercializing a product, Genentech may disclose Process-Related Confidential Information in connection with commercialization of those products, including to sublicensees, potential sublicensees, and contract manufacturers that are subject to obligations of confidentiality comparable to Genentech’s obligations set forth in this Article 5. Further, each receiving Party may use and disclose the other Party’s Confidential Information, when Confidential Information constitutes intellectual property licensed to a Party under this Agreement, to the extent of the license granted.

5.4  Press Releases. Neither ImmunoGen nor Genentech shall issue any press release or make any other public announcement concerning the existence of this Agreement, the relationship between the Parties, the subject matter of this Agreement, the scope or subject of the Services, or the results or success of the Services (“Public Release”), except: (i) to the extent permitted by prior consent of the other Party; (ii) to the extent required by law or by the requirements of the Securities and Exchange Commission or the national securities exchange, quotation system or over-the-counter stock market on which such Party’s securities are traded (together, the “Exchange”), but only after approval, which will not be unreasonably withheld; and (iii) a one-time press release, after the execution of this Agreement, in the form of Exhibit B to this Agreement. Requests for consent to any Public Release (including (i) and (ii) above must be submitted to the other Party no less than [***] ([***]) business days prior to the proposed date of such Public Release; provided that each Party’s approval may be delayed until the occurrence of the event triggering such Public Release. If the Parties agree that a disclosure or filing needs to be made more quickly, then the reviewing Party shall use reasonable efforts to provide review more quickly. Proposed filings with an Exchange must be submitted no less than [***] ([***]) business days prior to the date of the proposed filing; however, if the Parties agree that a disclosure or filing needs to be made more quickly, then the reviewing Party shall use reasonable efforts to provide review more quickly. When information is required to be filed with an Exchange, the filing Party shall redact the Confidential Information of the other Party to the extent its disclosure is not legally required, and shall seek confidential treatment of the Agreement if filed as an Exhibit. Each Party shall obtain its own legal advice regarding compliance with securities laws and, upon request of the non-disclosing Party, shall provide evidence of the necessity of such disclosure, by means of an opinion of counsel or similar document.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

6.  Representations, Warranties, and Disclaimers.

6.1  By ImmunoGen. ImmunoGen represents and warrants that its performance of the Services does and will continue to comply with all applicable federal, state and local laws, requirements and regulations. ImmunoGen further represents and warrants that, to the best of its knowledge, the Conjugation Process and any documents delivered by ImmunoGen under this Agreement in connection with delivery of the Conjugation Process, do not, and will not, infringe a third party’s intellectual property rights, except to the extent ImmunoGen so informs Genentech prior to developing that Conjugation Process.

6.2  No Conflict. Each Party represents and warrants that the execution of this Agreement, and its performance of the Agreement does not and will not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

6.3  Disclaimer of Warranties. EXCEPT AS OTHERWISE PROVIDED IN SECTION 6.1 AND 6.2, IMMUNOGEN DISCLAIMS ANY IMPLIED OR STATUTORY WARRANTIES, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE SERVICES PROVIDED HEREUNDER. The provisions of this Section will not be deemed to limit any obligations ImmunoGen has under the written terms of this Agreement.

6.4  [***] of [***] [***]. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING, WITHOUT LIMITATION, LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES IN CONNECTION WITH THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING DISCLAIMER AND EXCLUSION [***] [***] [***] TO THE [***] [***] [***] ARISE OUT OF [***] AND [***] [***] OF THE [***] TO [***] WITH [***] [***] OR FROM [***] AND [***] [***] OF THE [***] OF [***]. THE FOREGOING DISCLAIMER AND [***] WILL [***] BE [***] TO [***] OR [***] ANY [***] [***] TO BE [***] TO A [***] [***] PURSUANT TO THE [***] PROVISIONS.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

6.5  Limitation of Liability. BOTH PARTIES HEREBY AGREE THAT TO THE FULLEST EXTENT PERMITTED BY LAW, EACH PARTY’S LIABILITY TO THE OTHER, FOR ANY AND ALL INJURIES, CLAIMS, LOSSES, EXPENSES, OR DAMAGES, WHATSOEVER, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT FROM ANY CAUSE OR CAUSES, INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE, ERRORS, OMISSIONS OR STRICT LIABILITY, SHALL NOT EXCEED UNDER THIS AGREEMENT AN AMOUNT EQUAL TO [***] [***] DOLLARS ($[***]), OR, IF GREATER, THE AGGREGATE CONSIDERATION PAID BY GENENTECH TO IMMUNOGEN UNDER THIS AGREEMENT. [***] FOR THE [***] AND [***] [***] OF [***] OF [***], AND AMOUNTS PAID TO THIRD PARTIES PURSUANT TO THE INDEMNIFICATION PROVISIONS, ARE NOT SUBJECT TO THE LIMITATIONS IN THIS SECTION. TO THE EXTENT THAT THIS CLAUSE CONFLICTS WITH ANY OTHER CLAUSE, THIS CLAUSE SHALL TAKE PRECEDENCE OVER SUCH CONFLICTING CLAUSE. IF APPLICABLE LAW PREVENTS ENFORCEMENT OF THIS CLAUSE, THEN THIS CLAUSE SHALL BE DEEMED MODIFIED TO PROVIDE THE MAXIMUM PROTECTION FOR THE PARTY FROM WHICH DAMAGES ARE BEING SOUGHT AS IS ALLOWABLE UNDER APPLICABLE LAW.

7.  Term and Termination.

7.1  Term. This Agreement commences on the Effective Date and, unless earlier terminated, continues until either completion of the Services or, if the Services are not completed, then three (3) years after the Effective Date.

7.2  Termination. Subject to Section 7.3 (Obligations Upon Termination or Expiration), this Agreement may be terminated, or any particular Services under this Agreement may be terminated: (i) automatically upon expiration of the License Agreement; (ii) subject to the termination fees in Section 7.3 below, (a) by Genentech, at any time, and for any reason or no reason, by providing written notice of termination to ImmunoGen at least [***] ([***]) days prior to the date of termination, which notice specifies the scope of the terminated activities, whether all or a part of the Services; and (b) by Genentech, upon written notice after a Change of Control of ImmunoGen (as “Change of Control” is defined in Section 9.1); and (iii) by either Party, by providing written notice of termination to the other Party at least [***] ([***]) days after having provided to the other Party notice of such Party’s material breach of this Agreement, unless such material breach has been cured within the [***] ([***]) day period after the initial notice of breach; provided, however, that when a Party allegedly in breach disputes in good faith that a breach has occurred, then both Parties shall continue performance during the pendency of any dispute resolution procedure for up to a maximum of [***] ([***]) months after notice of an alleged material breach.

7.3  Obligations Upon Termination or Expiration.

(a)  Payment by Genentech: Upon termination or expiration of this Agreement, Genentech shall pay ImmunoGen: (i) Services Fees under Section 3.1 that were authorized to be incurred and were actually incurred prior to termination; (ii) reimbursable costs not already paid, to the extent such costs already have been incurred (subject to return of the Dedicated Equipment as specified herein); and (iii) any early termination fee as calculated under subsection (b) below.

(b)  Early Termination [***]: If Genentech terminates this Agreement under Section 7.2 (ii) above for its convenience prior to [***] after initiation of the Services (i.e., T + [***] in the chart in Section 3.2), then Genentech shall [***] if that termination occurs prior to [***] after initiation of the Services or (ii) [***] if that termination occurs between [***] and [***] after initiation of the Services. If ImmunoGen has achieved the milestones for the Services, and if Genentech had paid ImmunoGen the associated milestone fees, then the foregoing [***] of the milestone-based fees [***]; provided that in the above circumstance the [***] if Genentech terminates for its convenience prior to [***] after initiation of the Services and at least [***] if Genentech terminates for its convenience prior to [***] after initiation of the Services.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(c)  Assistance and Works in Progress: At Genentech’s request at any time prior to termination or expiration or within [***] ([***]) days after termination or expiration of this Agreement, ImmunoGen shall: (i) provide to Genentech reasonable assistance with transition of the Services to Genentech or to a third party selected by Genentech, subject to payment of ImmunoGen’s direct costs for such assistance; (ii) deliver to Genentech copies of all works in progress for any documentation or other items to be delivered as part of the Services, whether or not the underlying Services had been completed prior to termination; (iii) for up to [***] ([***]) months after delivery of the items in clause (ii), respond to inquiries from Genentech regarding such works in progress or documentation; and (iv) arrange for the return of any Dedicated Equipment required under Section 2.7.

7.4  Survival. The following Articles and Sections survive any termination or expiration of this Agreement: Section 1 (Defined Terms), 2.6 (Genentech Materials), Article 3 (Compensation) (to the extent the obligation arose prior to the end of the term), Article 4 (Inventions), Article 5 (Confidential Information) (for the period indicated), Article 6 (Representations, Warranties and Disclaimers), Section 7.3 (Obligations Upon Termination or Expiration), Article 8 (Indemnity and Insurance) (for the period indicated), and Article 9 (Miscellaneous).

8.  Indemnity and Insurance.

8.1  Indemnification by ImmunoGen. Subject to Section 8.3 below and the remainder of this Section 8.1, ImmunoGen shall indemnify, defend and hold harmless Genentech, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), from and against any liability, damage, loss or expense (including reasonable attorney’s fees and expenses of litigation) incurred by or imposed upon such Indemnitees, or any of them, in connection with any third party claims, suits, actions, demands or judgments, including without limitation, personal injury and product liability matters that arise out of or relate to (i) the material breach of this Agreement by ImmunoGen, (ii) the negligence or willful misconduct on the part of ImmunoGen, and (iii) ImmunoGen’s failure to comply with applicable laws.

8.2  Indemnification by Genentech. Subject to Section 8.3 below and the remainder of this Section 8.2, Genentech shall indemnify, defend and hold harmless ImmunoGen, its Affiliates and their respective directors, officers, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), from and against any liability, damage, loss or expense (including reasonable attorney’s fees and expenses of litigation) incurred by or imposed upon such Indemnitees, or any of them, in connection with any third party claims, suits, actions, demands or judgments, including without limitation, personal injury and product liability matters (but excluding any patent, trademark or tradename infringement matters, which are governed by the License Agreement), that arise out of or relate to (i) any actions or omissions of Genentech or of its sublicensee in the development, testing, production, manufacture, supply, promotion, import, sale or use by any person of any product that is manufactured using the Conjugation Process provided under this Agreement, which product is manufactured or sold by Genentech or any of its sublicensees, (ii) the material breach of this Agreement by Genentech, or (ii) the negligence or willful misconduct on the part of Genentech, in any such case under this Section 8.2, except to the extent of ImmunoGen’s responsibility therefore under Section 8.1 above.

8.3  Indemnification Procedures. As a condition of obtaining indemnification under Section 8.1 or Section 8.2 above (as applicable), the Party seeking indemnification shall (i) promptly inform the indemnifying Party, in writing, of the third party claim for which it will be seeking indemnification, (ii) provide to the indemnifying Party all right and authority to defend or settle that third party claim, and (iii) provide all necessary assistance in such defense or settlement. An indemnifying Party has no indemnity obligation if the indemnified Party has settled or compromised a claim without its consent. An indemnifying Party shall not settle or compromise a claim by admitting fault of the indemnified Party, or entering into a settlement in which the indemnified Party has any obligation other than the payment of money damages. If the indemnifying Party is defending a claim, the indemnified Party may participate, at its own expense and with its own counsel.

8.4  Insurance. Genentech and ImmunoGen each shall maintain insurance with respect to its activities hereunder. Such insurance shall be in such amounts and subject to such deductibles as the Parties may agree, based upon standards prevailing in the industry at the time. If the Parties do not agree, then the requirements below apply. Genentech may satisfy its obligations under this Section through self-insurance to the same extent.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

(a)  Coverage Types:

(1)  Commercial General Liability: ImmunoGen shall maintain commercial general liability coverage (including contractual liability and personal advertising coverage) for limits no less than $[***] per occurrence and $[***] in the aggregate. The policy form will be an “occurrence” form. If claims made, ImmunoGen shall maintain coverage including completed operations for a minimum of [***] ([***]) years following termination or completion of the Services.

(2)  Product Liability: ImmunoGen shall maintain product liability coverage for limits no less than $[***] per occurrence and $[***] in the aggregate.

(3)  Workers’ Compensation Coverage: ImmunoGen shall maintain statutory limits and Employer’s Liability for limits no less than $[***]. Coverage will include a waiver of subrogation endorsement in favor of Genentech where applicable by law.

(b)  OtherRequirements:

(1)  Additional Insured: ImmunoGen shall name Genentech as an additional insured by endorsement.

(2)  Occurrence Form: The insurance policies above will be under an occurrence form; however, if only a claims-made form is available, then in such a case, ImmunoGen shall maintain the claims-made insurance policy for at least [***] ([***]) years following completion of services under the Agreement.

(3)  Financial Rating: The above insurance must be carried with insurance companies with an A.M. Best’s rating of A-VII or better.

(4)  Certificate of Insurance: Upon [***] ([***]) days of executing this Agreement, ImmunoGen shall provide Genentech with its certificate of insurance evidencing the insurance coverage set forth in this section. ImmunoGen shall provide to Genentech at least [***] ([***]) days prior written notice of any cancellation, non-renewal or material change in any of such insurance coverage.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

9.  Miscellaneous.

9.1  Subcontracting and Use of Contract Manufacturing Organizations. ImmunoGen shall not subcontract any of its obligations under this Agreement without Genentech’s prior written consent. Even under an authorized subcontract, ImmunoGen shall not provide Genentech Materials to a third party without Genentech’s written authorization. To the extent Genentech Materials are required for performance under an authorized subcontract, Genentech either shall provide the Genentech Materials directly to the authorized subcontractor, or shall authorize ImmunoGen to provide the Genentech Materials to the authorized subcontractor, in either case subject to an appropriate material transfer agreement or other agreement between Genentech and the authorized subcontractor.

9.2  Assignment and Change of Control. Except to the extent authorized in writing by Genentech in advance, ImmunoGen shall not assign or otherwise transfer any right or obligations under this Agreement to a third party without Genentech’s prior written consent. Assignment without such consent is void and of no effect. However, if ImmunoGen is the subject of a Change of Control, then this Agreement will be deemed assigned and transferred in connection with that Change of Control. For purposes of this Agreement, a “Change of Control” is a transaction or a series of related transactions in which one or more affiliated parties that previously did not own at least a fifty percent (50%) interest in ImmunoGen obtains at least a fifty percent (50%) interest in ImmunoGen, or (ii) a third party acquires all or substantially all of ImmunoGen’s assets to which this Agreement relates. ImmunoGen shall provide to Genentech written notice of any Change of Control within [***] ([***]) business days after entering into an agreement for a Change of Control (or, if such Change of Control is not disclosed publicly, then at the same time as public disclosure). At any time within [***] ([***]) months after any Change of Control of ImmunoGen, Genentech may terminate this Agreement, subject to Section 7.3. Whether or not this Agreement is terminated, any permitted assignee shall assume all rights and obligations of its assignor under this Agreement.

9.3  Severability and Invalidity. Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such provisions. In case such provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

9.4  Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, first class air mail or courier), first class air mail or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this Section 9.4 and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

If to ImmunoGen:
ImmunoGen, Inc.
128 Sidney Street
Cambridge, MA 02139
Attention:Senior Vice President
      Corporate Development and Operations

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

With copy to:
ImmunoGen, Inc.
128 Sidney Street
Cambridge, MA 02139
Attention: Chief Financial Officer

If to Genentech:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Telephone: (650) 225-1000
Facsimile: (650) 467-9146
Attention: Corporate Secretary

With copy to:
Genentech, Inc.
1 DNA Way
South San Francisco, CA 94080
Attention: Vice President, Manufacturing Collaborations

9.5  Governing Law. The Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and to be performed entirely within the State of California.

9.6  Dispute Resolution. The Parties shall attempt to resolve any dispute between them amicably and if a dispute should arise, either Party may, by written notice to the other Party, have such dispute referred to Genentech’s designated officer with settlement authority and ImmunoGen’s Chief Executive Officer for attempted resolution by good faith negotiations commencing promptly after such notice is received. If the senior officials are not able to resolve the dispute, then the Parties may seek to mediate that dispute, on terms and with a mediator mutually agreeable to the Parties. The Parties also may seek to arbitrate that Dispute, on mutually agreed terms and conditions. Neither Party is required or obligated to mediate or arbitrate. The dispute resolution provisions of this Section are in addition to any other relief and remedies available to either Party at law or in equity.

9.7  Entire Agreement. The License Agreement, the Development Agreement, the Clinical Supply Agreement, the Heads of Agreement, the PD Heads of Agreement and the Quality Services Agreement remain in force, in accordance with their terms, with respect to the subject matter thereof. To the extent the terms and conditions of this Agreement necessarily would conflict with any of the terms and conditions of the License Agreement, the Development Agreement, the Clinical Supply Agreement, the Heads of Agreement, the PD Heads of Agreement and the Quality Services Agreement, the terms and conditions of this Agreement control, but only with respect to the Services that are the subject of this Agreement. Except for the foregoing agreements, this Agreement contains the entire understanding of the Parties with respect to the Services, and supersedes any prior agreements and understandings, either oral or written, related to the subject matter hereof. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

9.8  Waiver. The terms or conditions of this Agreement may be waived only by a written instrument executed by a duly authorized representative of the Party waiving compliance. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

9.9  Independent Contractors. ImmunoGen and Genentech each acknowledge that they shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture, agency or any type of fiduciary relationship. Neither ImmunoGen nor Genentech shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of the other Party to do so.

9.10  Affiliates. Any licenses granted under this Agreement will be deemed to be granted both to a Party’s Affiliates, and by a Party’s Affiliates. Each Party shall cause its respective Affiliates to comply fully with the provisions of this Agreement to the extent such provisions specifically relate to, or are intended to specifically relate to, such Affiliates, as though such Affiliates were expressly named as joint obligors hereunder. For purposes of this Agreement, “Affiliate” means any person, corporation, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with a Party, where “control” is determined by direct or indirect ownership of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, but excluding any parent entity that controls Genentech, including F. Hoffman La Roche, Ltd. and its successors (“Roche”), entities that control, are under common control (as defined in this Section) with any such parent entity, and any entities that are controlled by such parent entity other than through Genentech.

9.11  Counterparts and Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.12  Force Majeure. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

9.13  Non-Solicitation of Employees. During the term of this Agreement, Genentech shall not solicit any employee of ImmunoGen then performing Services (i.e., [***] [***] has [***] on a [***] to [***] for the [***] or previous [***]) to discontinue his or her employment with ImmunoGen in order to become an employee or an independent contractor of Genentech; provided, however, that Genentech is not prohibited under this Section 9.13 from (a) employing any employee who contacts Genentech, directly or indirectly through an intermediary, at his or her own initiative without any solicitation by Genentech, or (b) placing an advertisement or making known an available job in any media, with any employment service or with a recruiter, provided such recruiters have not been directed to solicit employees of ImmunoGen who have performed Services under this Agreement.

[Signature page follows.]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the Parties have caused this PROCESS DEVELOPMENT AGREEMENT to be duly executed, effective as of the Effective Date, by their respective duly authorized officers.

GENENTECH, INC		IMMUNOGEN, INC.

By:		By:
Name:	Patrick Y. Yang, Ph.D.	Name:	Pauline Jen Ryan
Title:	Senior Vice President,	Title:	Senior Vice President
	Product Operations		Corporate Development and Operations

Date:		Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

Exhibit A: Project Document
[***] [***] [***] Conjugation Process Development Project

The [***] [***] [***] Conjugation Process Development Project (the “Project”) with an effective date of May 3, 2006 is being undertaken under the PROCESS DEVELOPMENT AGREEMENT between ImmunoGen and Genentech dated as of May 3, 2006 (the “Agreement”). The work plan is described in the following attachment. This is considered a “Project Document” under the Agreement.

Accepted and Agreed:

GENENTECH, INC.		IMMUNOGEN, INC.

By:		By:
Name:	Patrick Y. Yang, Ph.D.	Name:	Pauline Jen Ryan
Title:	Senior Vice President,	Title:	Senior Vice President
	Product Operations		Corporate Development and Operations

Date:		Date:

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

10.  Attachment 1

11.  Work Plan

12.  Project Stages & Key Deliverables

(Assumes a start date of May 3, 2006)

13. stage	14. description	15. duration	16. milestone	17. date
I	[***] [***]	[***] - [***] [***]	[***] process [***] Process [***] [***] ([***]) Process [***] [***] ([***])	[***] [***] [***], [***]
II	[***] [***] [***]	[***] - [***] [***]	[***] [***]	[***] [***], [***]
III	[***] [***] and [***]	[***] - [***] [***]	Final [***] × [***] [***]	end [***] [***]
IV	[***] [***] to [***]	[***] [***]	Process [***] [***]	end [***] [***]
18.  Project Timeline: Schedule

	[***]								[***]				[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***] [***]
[***] [***] [***]
[***] [***] & [***]
[***] [***] to [***] [***]
19.

20.  Team Communication

The joint development team expects to have weekly teleconferences and bimonthly face to face meetings or others as deemed necessary. A meeting agenda will be agreed to and provided prior to each meeting. Meeting slides and data will be provided prior to each meeting as needed. Meeting action items and follow up will be provided following each meeting as needed. The team will utilize a joint shared repository site to store project documents.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

21.   Requirements & Scale

[***] [***]: [***] or as [***] [***] by process [***] and equipment [***].

Process [***]: The process used to generate the [***] [***] x [***] [***] should meet the following requirements:
1)	Minimum [***] [***] per [***] should be > [***]%
2)	Process [***] for DM1 [***]
3)	[***] [***] established (up to [***] cycles)
4)	[***] [***] [***]
5)	Process [***]:
a)	[***] [***] [***]
b)	[***] of [***] of [***] [***], removal of [***]
c)	Process [***]
i)	[***] and [***] [***]
ii)	[***] [***] (to allow for [***] [***])

Product [***]: The product should be [***] to the [***] [***] [***]. Product [***] [***] are:
1)	[***]/[***] [***]: target = [***], range [***] to ≤ [***]
2)	% [***]: > [***]%
3)	[***]: same [***] as [***] [***], [***] [***] of [***] and [***]
4)	[***] [***] ([***] to [***]): < [***]%
5)	% [***] [***] upon [***]
a)	[***] ([***] [***] [***] after [***] [***] by [***]-[***] [***]): < [***]%
b)	[***] [***]: ≤ [***]%
6)	[***] by [***] [***] [***]: [***]
NOTE: if [***] [***] is [***], then [***] will be [***], [***] [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

22.  STAGE I: [***] [***]

Purpose:  To define [***] [***] for the [***] [***] [***]. This includes the initial [***] of the [***] [***] [***] that [***] the [***] [***] and [***] [***] [***] equipment to be purchased by [***] [***] [***].

Activities:
1)	[***] [***] - [***] will identify [***] [***] and [***] [***]. Factors that will be considered include [***] [***], [***] [***] and [***] of [***]
2)
[***] [***] - [***] will perform the necessary studies to determine if [***] is sufficient for producing material with [***] [***] [***] [***] to enable a [***] vs. [***] decision. Factors evaluated will include

a)	[***] [***] profile - Assess if [***] [***] during processing and determine if [***] [***] is needed. Demonstrate [***] [***] [***] that is consistent with a [***] process.
b)	Data to support [***] of [***] [***] - Confirm [***] [***] for a minimum of [***] [***]
c)	Evaluate potential effects on [***] [***] from [***] system elements ([***], [***], and [***]) that would be [***] of [***] [***] [***] equipment.
3)	[***] [***] [***] -
a)	[***] will investigate and [***] as possible the [***] to [***] or other [***] assay to [***] [***] [***] as required by the [***] [***]
b)	[***] [***] - IMGN and GNE will collaborate on development of suitable assay to monitor [***] and related [***] [***].
4)	[***] [***]- to broadly understand impact of [***] [***] and [***].

Deliverables
GNE:     · [***] g [***]
        · Method for [***] [***]
        · Info on [***] [***]/[***]/[***]
        · [***] #[***] studies & # [***] as agreed by IMGN and GNE
                        · Final [***] (by month [***])
                        · [***] [***] not provided by [***] ([***] [***] [***], [***], [***] [***] and other [***] [***] methods)

IMGN:            · Laboratory [***] ([***] to [***])
        · [***] [***] reports
                        · [***] [***] [***] [***]
        · [***] Report
        · Draft [***] [***] [***] [***] method

Duration:       [***] [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

23.  STAGE II: [***] [***] [***]

Purpose:  To [***] process [***] at [***] [***]. This will be used to initiate [***] [***] of the [***] to the [***] [***].

Activities:  [***] [***] × [***] [***] [***]

Deliverables
IMGN:      · [***] [***] [***] to facilitate [***] [***] ([***] [***] [***])
                  · Report containing [***] [***] (part of [***] [***] [***]), [***] [***] and [***] [***] [***] [***] that [***] and [***] meet [***] as indicated in the [***] and [***] section (summary of the [***] × [***] [***] [***]).
                  · [***] [***]

Duration: [***] - [***] [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

24.  STAGE III: [***] [***] and [***]

Purpose: To [***] the [***] and [***] that the [***] [***] is [***] and [***]. The goal is to [***] a [***] [***] to the [***] [***] that can be [***] [***] [***] [***] [***] [***] during routine [***].

Activities: [***] will identify parameters that are [***] to the [***] and will [***] the [***] [***]. [***] [***] for each [***] [***], including [***] [***] will be evaluated. Studies will be done to [***] the [***] towards [***], to [***] the [***] of process [***] and to understand what [***] if the [***] [***] [***] [***] [***]. [***] [***] [***] [***] will be [***] to [***] [***] [***], [***] for [***], [***] [***] and [***] [***]. These [***] will serve as a [***] for [***] of the [***] to the [***] [***].

Deliverables
GNE:       · [***] [***] on [***] [***] and [***] [***]
                · [***] [***] not provided [***] [***] ([***] [***] [***], [***], [***] [***] and other [***] [***] methods)

Deliverables
IMGN:    · [***] [***] [***] [***] (or as determined appropriate by [***] [***] and [***] [***], and meeting [***] as [***] in the [***] [***] of the [***] [***] [***])
· [***] including [***] of [***] [***] [***] and [***] [***].
· [***] [***]
Weekly or biweekly updates as agreed to by both parties

25.  Duration:[***] [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

STAGE IV: [***] [***] to [***]

Purpose:       To [***] the [***] [***] from [***] to the [***] [***].
       [***] will have overall responsibility to [***] [***]. [***] will provide [***]
                       [***] and is [***] [***] [***] [***] - [***] [***] to this activity.

Activities:     [***] will support [***] to [***] the process to [***] [***] [***]. This will start with [***] [***] [***] on [***] and will [***] with the [***] of [***] [***] [***]
                        for the [***] [***] [***]. [***] will provide all the necessary [***] and [***]
                        [***] for the [***] of [***] [***].

Deliverables: [***] [***] [***] of [***] [***] [***] required for [***] of [***] [***] [***].

Duration: [***] [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

26.  Total FTE Requirement at ImmunoGen

First [***] months:	[***] FTE in [***] [***] and [***]
[***] FTE in [***]
[***] FTE for [***] [***], [***] [***]
[***] FTE Total on average

Beyond first [***] months:  [***] - [***] FTE until completion of activities (completion expected end of [***])

Estimated FTEs by [***]

The estimated [***] and cumulative FTE-based Services fees are listed below, assuming project initiation on [***] [***], 2006. A range has been estimated for the period after [***] [***] until [***] of [***] to the [***] to [***] [***] over the activities for this phase.

[***]	FTE’s Allocated	Estimated [***] FTE Fee	Cumulative FTE Fee
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***]	$[***]	$[***]
[***] [***]	[***] - [***]	$[***] - $[***]	$[***] - $[***]
[***] [***]	[***] - [***]	$[***] - $[***]	$[***] - $[***]
[***] [***]	[***] - [***]	$[***] - $[***]	$[***] - $[***]
[***] [***]	[***] - [***]	$[***] - $[***]	$[***] - $[***]
[***] [***]	[***] - [***]	$[***] - $[***]	$[***] - $[***]
[***] [***]	[***] - [***]	$[***] - $[***]	$[***] - $[***]
[***] [***]	[***] - [***]	$[***] - $[***]	$[***] - $[***]
[***] [***]	[***] - [***]	$[***] - $[***]	$[***] - $[***]
[***] [***]	[***] - [***]	$[***] - $[***]	$[***] - $[***]

Estimated Materials Requirements
[***]: [***] [***]
[***]: [***] - [***] [***]
[***]: [***] - [***] [***]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT B: PRESS RELEASE

ImmunoGen, Inc. to Develop Commercial-Scale Manufacturing Process for Trastuzumab-DM1 for Genentech

-Companies also amend 2000 agreement for TAP compounds targeting HER2, potentially providing increased royalties and milestones to ImmunoGen -

CAMBRIDGE, MA, May 4, 2006- ImmunoGen, Inc. (Nasdaq: IMGN), a biopharmaceutical company that develops targeted anticancer therapeutics using its Tumor-Activated Prodrug (TAP) technology, today announced that the Company has entered into an agreement to collaborate with Genentech to create a commercial manufacturing process for Genentech’s trastuzumab-DM1 TAP compound. ImmunoGen and Genentech also have agreed to amend their 2000 agreement that grants Genentech exclusive rights to use ImmunoGen’s TAP technology with therapeutic antibodies to HER2. This amendment increases the total potential milestone payments to ImmunoGen under this agreement to $44 million and the royalties to ImmunoGen on HER2-targeting TAP compounds developed by Genentech, including trastuzumab-DM1.

“We’re delighted that Genentech chose to access our process development expertise in order to gain a commercial-scale manufacturing process for trastuzumab-DM1,” commented Mitchel Sayare, Chairman and CEO. “We believe that the considerable increase in the milestone payments and royalties that ImmunoGen potentially can earn with Genentech’s successful development of HER2-targeting TAP compounds reflects the value of our manufacturing expertise in this area as well as the significance of our technology.”

Under the process development agreement announced today, ImmunoGen and Genentech will develop a production method for Genentech to manufacture trastuzumab-DM1 at amounts up to and including commercial scale, and ImmunoGen will receive research support payments in return. ImmunoGen and Genentech also have amended the 2000 agreement that grants Genentech exclusive rights to use ImmunoGen’s maytansinoid TAP technology with therapeutic antibodies to HER2. This amendment increases the potential milestone payments to ImmunoGen under this agreement by $6.5 million and the potential royalties to ImmunoGen on any HER2-targeting TAP compound that may be developed by Genentech.

A TAP compound uses a tumor-targeting antibody to deliver a potent, cell-killing agent specifically to cancer cells. During the manufacturing process, the cell-killing agent is attached to the antibody in a manner that does not significantly impact the binding properties of the antibody. In the past few years, ImmunoGen has manufactured numerous TAP compounds for preclinical and initial clinical testing at the Company's production facility in Norwood, MA. ImmunoGen developed each production method used, providing the Company with extensive experience in the development of manufacturing processes for TAP compounds.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.

About ImmunoGen, Inc.

ImmunoGen, Inc. develops targeted anticancer biopharmaceuticals. The Company’s proprietary TAP technology uses tumor-targeting antibodies to deliver a potent cell-killing agent specifically to cancer cells. Four TAP compounds are in clinical testing - huN901-DM1 and huC242-DM4, which are wholly owned by ImmunoGen, and AVE9633 and trastuzumab-DM1, which are in development by the sanofi-aventis Group and Genentech, respectively. The sanofi-aventis Group, Genentech, Centocor, Biogen Idec, Boehringer Ingelheim, Millennium Pharmaceuticals, Inc., and Amgen (formerly Abgenix), have licensed the right to develop and/or test TAP compounds to specific targets; ImmunoGen also has a broader collaboration with the sanofi-aventis Group.

This press release includes forward-looking statements. For these statements, ImmunoGen claims the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. It should be noted that there are risks and uncertainties related to the Company’s development of its own products, as well as to the development of products, including trastuzumab-DM1, by our collaborators. A review of these risks can be found in ImmunoGen’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005 and other reports filed with the Securities and Exchange Commission.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934.